EXHIBIT 10.2

AMENDMENT NO. 3 TO THE CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 3 TO THE CREDIT AND GUARANTY AGREEMENT, dated as of October 1, 2025 (this “Third Amendment”), among PRIORITY HOLDINGS, LLC, a Delaware limited liability company, as the sole Borrower Representative under the Credit Agreement (as defined below) (the “Borrower Representative”), the other Credit Parties party hereto, the 2025-2 Incremental Term Lender (as defined below), and TRUIST BANK, as Administrative Agent and Collateral Agent under the Credit Agreement (as defined below) (in such capacity, the “Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower Representative entered into that certain Credit and Guaranty Agreement, dated as of May 16, 2024, among the Borrower Representative, the other Credit Parties party thereto from time to time, the lenders and other financial institutions party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”) and Truist Bank, as Administrative Agent, an Issuing Bank, Swing Line Lender and Collateral Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time to, including by that certain Amendment No. 1 to the Credit and Guaranty Agreement, dated as of November 21, 2024 and that certain Amendment No. 2 to the Credit and Guaranty Agreement, dated as of July 31, 2025, but not including, the date hereof, the “Credit Agreement” and, as amended by this Third Amendment, the “Amended Credit Agreement”);
WHEREAS, pursuant to Section 2.24 of the Credit Agreement, (i) the Borrower Representative has requested that the Incremental Term Lender identified on the signature pages hereto (the “2025-2 Incremental Term Lender”) make Incremental Term Loans (the “2025-2 Incremental Term Loans”) to the Borrowers on the Third Amendment Effective Date (as defined below) in an aggregate principal amount equal to the amount of its commitment set forth opposite its name on Schedule I attached hereto (the “2025-2 Incremental Term Commitment”), which will be added to (and form part of) the existing Class of Initial Term Loans immediately prior to giving effect to this Third Amendment and shall constitute “Initial Term Loans” and “Term Loans” for all purposes under the Amended Credit Agreement, (ii) the 2025-2 Incremental Term Lender agrees to make the 2025-2 Incremental Term Loans to the Borrowers on the Third Amendment Effective Date on the terms and conditions set forth herein and (iii) this Third Amendment constitutes an Incremental Loan Request delivered to the Agent (which Incremental Loan Request shall serve as notice pursuant to Section 2.24(a) of the Credit Agreement);
WHEREAS, as contemplated by Section 2.24(f) of the Credit Agreement, (x) the parties hereto have agreed, subject to the conditions set forth herein, to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the establishment of the 2025-2 Incremental Term Commitment and the making of the 2025-2 Incremental Term Loans, and (y) this Third Amendment constitutes an “Incremental Amendment” and a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents;
WHEREAS, Truist Securities, Inc., TD Securities (USA) LLC, SouthState Bank, N.A., The Huntington National Bank and Synovus Bank shall act as joint lead arrangers and joint bookrunners (in such capacity, the “Joint Lead Arrangers”) with respect to this Third Amendment and the 2025-2 Incremental Term Commitment contemplated hereby; and

WHEREAS, the proceeds of the 2025-2 Incremental Term Loans shall be used to (i) fund a portion of the acquisition of 100% of the assets of DMSJV, LLC pursuant to Section 5.19(g) and Section 6.07(g) of the Amended Credit Agreement (the “DMS Acquisition”) and (ii) pay fees and expenses incurred in connection with the DMS Acquisition and the consummation of transactions contemplated by this Third Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:
SECTION 1. Rules of Construction. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Third Amendment, including the terms defined in the preamble and recitals hereto.
SECTION 2. Incremental Amendment.
(a)Subject solely to the satisfaction (or waiver in writing) of the conditions precedent set forth in Section 4 hereof, the 2025-2 Incremental Term Lender hereby agrees to provide the full amount of the 2025-2 Incremental Term Commitment and agrees to make, on the Third Amendment Effective Date, the 2025-2 Incremental Term Loans to the Borrowers in an aggregate principal amount equal to the 2025-2 Incremental Term Commitment. The 2025-2 Incremental Term Commitment provided pursuant to this Section 2 of this Third Amendment shall be subject to all of the terms and conditions set forth in the Amended Credit Agreement, including, without limitation, Sections 2.01(a)(ii) and 2.24 thereof, and the obligation of the 2025-2 Incremental Term Lender to make the 2025-2 Incremental Term Loans on the Third Amendment Effective Date shall be subject to the satisfaction, or waiver in accordance with Section 10.05 of the Credit Agreement, of the conditions precedent set forth in Section 2.24 of the Credit Agreement. The 2025-2 Incremental Term Lender, the Agent and each Credit Party agree that this Section 2 of this Third Amendment is necessary and appropriate, in each of their reasonable opinions, to effect the provisions of Section 2.24 of the Credit Agreement and shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.24(f) of the Credit Agreement.
(b)Immediately upon the occurrence of the Third Amendment Effective Date, the 2025-2 Incremental Term Lender (i) shall be obligated to establish the 2025-2 Incremental Term Commitment and to make the 2025-2 Incremental Term Loans, in each case, as provided in this Section 2 of this Third Amendment on the terms set forth in this Third Amendment and (ii) to the extent provided in this Third Amendment, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.
(c)Immediately upon the establishment of the 2025-2 Incremental Term Commitment and the incurrence of the 2025-2 Incremental Term Loans pursuant thereto on the Third Amendment Effective Date, (i) such 2025-2 Incremental Term Loans shall be added to (and form part of) each Term Borrowing of existing Initial Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Third Amendment on a pro rata basis (based on the relative sizes of the various outstanding Term Borrowings), so that each Initial Term Lender will participate proportionately in each then outstanding Term Borrowing of Initial Term Loans, (ii) in connection with the foregoing, the Agent shall (and is hereby authorized to) take all necessary actions to ensure that all Initial Term Lenders participate in each Term Borrowing of Initial Term Loans (after giving effect to the incurrence of the 2025-2 Incremental Term Loans) on a pro rata basis (based upon the then outstanding principal amount of all Initial Term Loans held by the Initial Term Lenders at such time), (iii) the 2025-2 Incremental Term Loans shall constitute a single Class of Term Loans with the Initial Term Loans and

(iv) the 2025-2 Incremental Term Loans shall constitute “Initial Term Loans” and “Term Loans” for all purposes under, and subject to the provisions of, the Credit Documents.
(d)The Borrower Representative hereby designates that the entire amount of the 2025-2 Incremental Term Commitment is being incurred in reliance on the Incremental Incurrence-Based Amount.
(e)The 2025-2 Incremental Term Commitment of the 2025-2 Incremental Term Lender shall automatically terminate upon the funding of the 2025-2 Incremental Term Loans on the Third Amendment Effective Date.
SECTION 3. Amendment of Credit Agreement.
(a)The Credit Agreement is, effective as of the Third Amendment Effective Date and subject solely to the satisfaction (or waiver in writing) of the conditions precedent set forth in Section 4 hereof, hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached as Exhibit A hereto.
SECTION 4. Conditions of Effectiveness of this Third Amendment. The Third Amendment shall become effective (the “Third Amendment Effective Date”) immediately when the following conditions in this Section 4 shall have been satisfied (or waived by the 2025-2 Incremental Term Lender and the Agent), which waiver may be concurrent with the satisfaction of the other conditions specified below):
(a)There shall have been delivered to the Agent from the Borrower Representative, each other Credit Party and the 2025-2 Incremental Term Lender, an executed counterpart of this Third Amendment.
(b)The 2025-2 Incremental Term Lender shall have received a Note duly executed by the Borrowers in favor of the 2025-2 Incremental Term Lender to the extent it has requested the same at least two (2) Business Days prior the Third Amendment Effective Date.
(c)The Borrower Representative shall have delivered to the Agent a certificate, dated as of the Third Amendment Effective Date, signed by an Authorized Officer of the Borrower Representative certifying that the conditions in Section 4(f) and (k) hereof have been satisfied as of the Third Amendment Effective Date.
(d)The Agent shall have received:
(A)a certificate of the secretary or assistant secretary on behalf of each Credit Party, dated the Third Amendment Effective Date, certifying (A) that attached thereto is a satisfactory copy of each Organizational Document of each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official of the state of its organization; (B) as to the signature and incumbency of the officers of such Person executing this Third Amendment or any other document or instrument delivered in connection therewith on behalf of such Credit Party (together with a certification by another officer or authorized Person as to the signature and incumbency of the Person executing the certificate in this clause (d)(A)); (C) that attached thereto is a true and complete copy of resolutions of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Third Amendment, certified as of the Third Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification, rescission or amendment; and (D) as to the good standing certificate (or certificate of similar effect or purpose) from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Third Amendment Effective Date; provided that in the case of the immediately preceding clauses (A) and (B), such documents shall not be required to be delivered if such certificate includes a certification by such officer that the applicable Organizational Document previously delivered to the Agent remains in full force and effect and have not been amended, modified, revoked or rescinded since the date such Organizational Document was delivered; and
(B)a “bring down” good standing certificate dated as of or about the Third Amendment Effective Date, as reasonably required by Agent.
(e)The Agent shall have received a Solvency Certificate in the form of Exhibit G-2 of the Credit Agreement, dated as of the Third Amendment Effective Date, and signed by an Authorized Officer of the Borrower Representative, certifying that after giving effect to the consummation of Section 2 of this Third Amendment on the Third Amendment Effective Date, the Credit Parties, on a consolidated basis, are and will be Solvent.
(f)Both immediately before and immediately after giving effect to this Third Amendment on the Third Amendment Effective Date, (i) no Default or Event of Default shall have occurred or be continuing or result therefrom and (ii) the representations and warranties contained in Section 5 of this Third Amendment shall be true and correct.
(g)Substantially contemporaneously with the Third Amendment Effective Date, the Borrower Representative shall pay all fees and expenses due to the Joint Lead Arrangers and the Agent related to this Third Amendment (including invoiced reasonable and out-of-pocket legal fees and expenses of one counsel to the Joint Lead Arrangers and the Agent) and required to be paid pursuant to this Third Amendment and, in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the Third Amendment Effective Date (except as otherwise reasonably agreed by the Borrower Representative).
(h)The Agent shall have received, on behalf of itself and the 2025-2 Incremental Term Lender, a customary opinion of Jones Day, counsel to the Credit Parties, as to matters of New York, Delaware, Georgia and California law with respect to the Credit Parties, dated as of the Third Amendment Effective Date and addressed to the Agent and the 2025-2 Incremental Term Lender, in form and substance reasonably satisfactory to the Agent and covering matters concerning the Credit Parties and the Credit Documents as the Agent may reasonably request (and as each Credit Party hereby instructs such counsel to deliver such opinions to the Agent and the 2025-2 Incremental Term Lender).
(i)All of the conditions specified in Section 2.24(d)(i) of the Credit Agreement with respect to the effectiveness of this Third Amendment as an “Incremental Amendment” thereunder shall have been satisfied.
(j)Concurrently with the funding of the 2025-2 Incremental Term Loans, the Borrower Representative shall have paid to the Agent for the account of each Lender with outstanding Initial Term Loans on the Third Amendment Effective Date immediately prior to giving effect to the

Third Amendment, all accrued but unpaid interest owing with respect to such Initial Term Loans through the date immediately prior to the Third Amendment Effective Date.
(k)After giving effect to this Third Amendment and the establishment of 2025-2 Incremental Term Commitments and the making of 2025-2 Incremental Term Loans on the Third Amendment Effective Date and the application of the proceeds thereof, the Total Net Leverage Ratio shall not exceed 4.50:1.00, determined on a Pro Forma Basis as of the last day of the most recently ended Test Period.
(l)The Agent shall have received a fully executed Funding Notice with respect to the 2025-2 Incremental Term Loans in accordance with Section 2.02 of the Credit Agreement.
SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Third Amendment, each Credit Party represents and warrants to each other party party to this Third Amendment, as of the Third Amendment Effective Date that:
(a)each Credit Party party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Third Amendment and the Amended Credit Agreement, in each case, to which it is a party and to carry out the transactions contemplated thereby;
(b)the execution, delivery and performance of this Third Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto;
(c)this Third Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
(d)each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
SECTION 6. Consent.
(a)The Borrower Representative and the Agent hereby consent to the assignment of the 2025-2 Incremental Term Loans to Eligible Assignees (“Primary Syndication Lenders”) in connection with the primary syndication of the 2025-2 Incremental Term Loans (the “Primary Syndication”), in each case, to the extent disclosed in writing to, and approved in writing by, the Borrower Representative and the Agent prior to the date hereof. The Borrower Representative hereby consents to the Agent’s use of the signature page attached hereto as Exhibit B in connection with the assignments to Primary Syndication Lenders in accordance with the immediately preceding sentence (“Primary Syndication Assignments”) and the Agent may affix such signature page to each Assignment Agreement that relates to such Primary Syndication Assignments. Any use of such signature page for any assignment other than a Primary Syndication Assignment described in this Section 6 without the consent of the Borrower Representative shall be null and void.

(b)The Agent consents to the Primary Syndication Assignments pursuant to and in connection with the Primary Syndication to the extent such consent would be required under Section 10.06 of the Credit Agreement for such Primary Syndication Assignment and to use the signature page attached hereto as Exhibit C in connection with such Primary Syndication Assignments and that such signature page may be affixed to each applicable Assignment Agreement.
SECTION 7. Limited Amendment. Each Credit Party party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Third Amendment, this Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as set forth herein.
SECTION 8. Reaffirmation.
(a)To induce the parties hereto to enter into this Third Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case, as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof. Each Borrower acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability) and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.
(b)In furtherance of the foregoing Section 8(a), each Credit Party, in its capacity as a Guarantor under any Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Third Amendment. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Third Amendment and the Amended Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) confirms that each Credit Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Guaranteed Obligations, including, without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability) and shall not be impaired or limited by the execution or effectiveness of this Third Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Credit Documents.
(c)In furtherance of the foregoing Section 8(a), each of the Credit Parties that is party to any Collateral Document, in its capacity as a Grantor (as defined in such Collateral Document) under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Third Amendment and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Agreement and each other Credit Document (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all Collateral, in each case, whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Third Amendment), subject to the terms contained in the applicable Credit Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.
(d)Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Third Amendment and (ii) nothing in the Credit Agreement, this Third Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.
SECTION 9. Reference to and Effect on the Credit Agreement and the other Credit Documents.
(a)On and after the Third Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement; (ii) the 2025-2 Incremental Term Commitment shall constitute a “Term Loan Increase,” an “Incremental Term Commitment” and a “Term Loan Commitment,” in each case, as defined in the Credit Agreement; (iii) the 2025-2 Incremental Term Lender shall constitute a “Lender,” an “Additional Lender” and a “Term Lender,” in each case, as defined in the Credit Agreement; (iv) the 2025-2 Incremental Term Loans shall constitute “Initial Term Loans,” “Term Loans” and “Loans” as defined in the Credit Agreement and (v) this Third Amendment shall constitute an “Incremental Amendment”; provided, that, notwithstanding anything in this Section 9(a) to the contrary, for purposes of Section 2.01(a) of the Credit Agreement the references therein to Term Lenders, Term Loan Commitment and Initial Term Loans shall not include the 2025-2 Incremental Term Lender, the 2025-2 Incremental Term Commitment, or the 2025-2 Incremental Term Loans, as applicable.
(b)The Amended Credit Agreement and each of the other Credit Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties, as amended by this Third Amendment.
(c)The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(d)On and after the effectiveness of this Third Amendment, this Third Amendment shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.
SECTION 10. Miscellaneous Provisions.
(a)Ratification. This Third Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as set forth herein. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.
(b)Governing Law; Submission to Jurisdiction, Etc. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.
(c)Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.
(d)Counterparts; Headings. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment. The Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Third Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Third Amendment or any other document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act provided that notwithstanding anything contained herein to the contrary, the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.
(e)Costs and Expenses. The Borrower Representative hereby agrees to pay and reimburse the Agent for its reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Third Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Agent, all in accordance with Section 10.02 of the Credit Agreement.
[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date first above written.

PRIORITY HOLDINGS, LLC, as the Borrower Representative

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

PRIORITY COMMERCIAL PAYMENTS, LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

PRIORITY PAYMENT SYSTEMS LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

PRIORITY REAL ESTATE TECHNOLOGY, LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

[Signature Page to Priority Payments – Third Amendment to Credit Agreement]

PRIORITY HOSPITALITY TECHNOLOGY, LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

FINXERA HOLDINGS, INC., as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

FINXERA INTERMEDIATE, LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

FINXERA, INC., as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

PRIORITY PAYRIGHT HEALTH SOLUTIONS, LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

[Signature Page to Priority Payments – Third Amendment to Credit Agreement]

PRIORITY ACCOUNT ADMINISTRATION SERVICES, INC., as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

PRIORITY TECH VENTURES, LLC, as a Guarantor

By:    /s/ Thomas C. Priore
Name: Thomas C. Priore
Title: President and CEO

[Signature Page to Priority Payments – Third Amendment to Credit Agreement]

TRUIST BANK, as the Administrative Agent
By:	/s/ Tyler Stephens
Name:	Tyler Stephens
Title:	Director

[Signature Page to Priority Payments – Third Amendment to Credit Agreement]

GSCR MOTT STREET SPV LLC, as the 2025-2 Incremental Term Lender By: Goldman Sachs Private Credit Corp., its Sole Member
By:	/s/ Matthew Carter
Name:	Matthew Carter
Title:	Vice President

[Signature Page to Priority Payments – Third Amendment to Credit Agreement]

SCHEDULE I
2025-2 Incremental Term Commitment (Third Amendment Effective Date)

Lender	2025-2 Incremental Term Loan Commitment	Pro Rata Share
GSCR MOTT STREET SPV LLC	$35,000,000.00	100.00%
Total	$35,000,000.00	100.00%

EXHIBIT A
[Amended Credit Agreement as of the Third Amendment Effective Date]
[Attached]

EXHIBIT B
[Signature Page Attached.]

PRIORITY HOLDINGS, LLC, as the Borrower Representative
By:	/s/ Thomas C. Priore
Name:	Thomas C. Priore
Title:	President and CEO

[Signature Page to Assignment and Assumption]

EXHIBIT C

[Signature Page Attached.]

TRUIST BANK, as the Administrative Agent
By:	/s/ Tyler Stephens
Name:	Tyler Stephens
Title:	Director

[Signature Page to Assignment and Assumption]